UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                         November 1, 2002



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)









Item 5. Other Events

     On November 1, 2002, US Airways Group, Inc. (the Company) and
US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and nine months ended September 30, 2002, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99.1 to this report).

     Also on November 1, 2002, the Company filed a monthly operating report for the period August 12, 2002 through September 30, 2002 with the United States Bankruptcy Court for the Eastern District of Virginia in connection with its voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in Case No. 02-83984 (see Exhibit 99.2 to this report).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99.1      News release dated November 1, 2002, of US Airways
              Group, Inc. and US Airways, Inc.

    99.2 Monthly Operating Report of US Airways Group, Inc. for the period August 12, 2002 through September 30, 2002


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: November 1, 2002  By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: November 1, 2002  By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer





            (this space intentionally left blank)




Exhibit 99.1


           US AIRWAYS GROUP REPORTS THIRD QUARTER RESULTS

  Restructuring Process Remains On Track, But Company Says More Cost
                           Savings Required
                As Industry Outlook Remains Challenging

     ARLINGTON, Va., Nov. 1, 2002 - US Airways Group, Inc. today reported a net loss of $335 million for the third quarter of 2002 on operating revenues of $1.75 billion, compared to a net loss of $766 million on operating revenues of $1.99 billion for the same period in 2001. On a diluted per-share basis, the net loss in the third quarter amounted to $4.92 versus a net loss of $11.42 last year.

     Excluding unusual items in both years, which are described in the notes to the financial tables, the net loss for the third quarter of 2002 was $229 million, or $3.36 per diluted share, compared to $433 million, or $6.45 per diluted share, for the third quarter 2001.

     "While disappointing, the third quarter numbers are not surprising given the results already reported by a number of other competitors. In addition, the operating environment began to deteriorate further in September with the threat of war, higher fuel prices, and a softening economy," said David Siegel, US Airways president and chief executive officer. "Our company's restructuring under Chapter 11 protection is intended to allow us to adapt to this new environment, which we believe includes permanent structural changes to revenue resulting in new industry economics that no longer support high operating costs. While we accomplished much in the third quarter, we clearly have more to do to respond to this new reality."

     Among the accomplishments to which Siegel referred:

     -Implemented and made significant progress on key elements of a restructuring plan that are targeted to yield $1.4-$1.6 billion in average annual savings over the next seven years. This includes ratified agreements with all labor groups, and renegotiated terms with aircraft lessors and other vendors.
     -Secured $500 million in Debtor-in-Possession (DIP) financing, and an offer of a $240 million equity investment in the company (upon emergence from Chapter 11 protection) from The Retirement Systems of Alabama (RSA).
     -Completed a review by the U.S. Department of Transportation
(DOT) of US Airways' marketing agreement with United Airlines. The first elements of the agreement were implemented Oct. 14, 2002, with the introduction of reciprocal airport lounge access between the two carriers' club programs, as well as interline electronic ticketing. Other components of the agreement will be implemented over the next several months, including the ability for passengers to earn frequent flier miles on flights operated by either of the two airlines beginning today, Nov. 1, 2002.
     -Achieved industry-leading operating performance amongst major network carriers, in which the airline finished second in on-time performance in July and first in August, as measured by the DOT, and achieved its best operating performance on record for September. The airline also posted consistently strong baggage delivery and customer service DOT results, and has operated 5,000 transatlantic flights without a cancellation, dating back to May 2002.
     -Reduced capacity by 13 percent in response to the continued industry-wide decline in passenger demand and began returning 32 aircraft to lenders and leasing companies, yet maintained service to 200 communities in its route network.
     -Reduced the company's cost per available seat mile by 10.1 percent, from 12.18 cents per available seat mile in the third quarter of 2001, to 10.95 cents per available seat mile in the third quarter of 2002. The decline in cost per available seat mile would have been approximately 7.3 percent, excluding certain benefits from restructured labor agreements.

     "While all stakeholders have made tremendous contributions to the future of US Airways, the company remains focused on doing everything necessary to further reduce our costs and build a successful business model as we restructure," said Siegel.

     The third quarter results reflect the period in which the company filed for Chapter 11 protection on Aug. 11, 2002, in order to complete a previously announced restructuring plan. Earlier this summer, US Airways received unanimous conditional approval from the Air Transportation Stabilization Board (ATSB) of a $900 million federal guarantee of a $1 billion loan. Subsequent to the Chapter 11 filing, the ATSB reaffirmed that its conditional approval remains in effect subject to the company providing supplemental information and a plan of reorganization acceptable to them. The company continues to target a first quarter 2003 emergence from Chapter 11. The company ended the quarter with total restricted and unrestricted cash of $1.33 billion, including $897 million in unrestricted cash, cash equivalents, and short-term investments. This cash balance includes $300 million drawn on the DIP facility.

Financial and Operating Performance

     Operating revenues for the third quarter were $1.75 billion, down
11.9 percent from the third quarter of 2001. Operating expenses were $1.93 billion, down 29.4 percent. Pre-tax loss was $373 million for third quarter 2002, compared to a pre-tax loss of $766 million last year.

     As described in the notes to the financial tables, results for the third quarter of 2002 include reorganization items, net of tax, of $103 million, along with a $3 million reduction in the amount previously recognized for the Federal Airline Stabilization Act grant. Unusual items in the third quarter of 2001 include aircraft impairment charges, employee severance costs and other charges, totaling $712 million, and also include reductions to expenses of $331 million for the Federal Airline Stabilization Act grant and net merger termination fees of $48 million.

     US Airways has shown significant improvement in nearly all aspects of its operations. Year-to-date, the mileage completion factor for US Airways, Inc. was up 3.4 percentage points, while departure and arrival performance improved by 1.6 points. Arrival performance year-over-year 2002, increased 3.0 percentage points while the completion factor also improved in each of the first nine months of 2002.

     Third quarter available seat miles for US Airways, Inc. declined
12.8 percent year over year, reflecting US Airways' capacity reductions following the events of September 11, 2001. Additionally, capacity cuts implemented after the Chapter 11 filing began in September 2002. US Airways carried 12 million passengers during the 2002 third quarter, a decline of 15.5 percent compared to the 14.2 million passengers carried during the same period the previous year. Revenue passenger miles declined 11.9 percent compared to the third quarter 2001, while the passenger load factor increased by 0.7 percentage points to 71.8 percent. Passenger revenue per available seat mile was 8.76 cents for the third quarter 2002, a decline of 4.3 percent compared to the same period in 2001, while the cost per available seat mile was 10.95 cents, a decline of 10.1 percent year-over-year (9.4 percent excluding fuel). The cost of aviation fuel per gallon for the quarter was 77.18 cents, down 8.6 percent from 2001.

First Nine Months Results

     Operating revenues for the first nine months of 2002 were $5.36 billion, down 20.2 percent over the first nine months of 2001, while operating expenses of $6.08 billion were down by 20.9 percent. The operating loss for the first nine months of the year was $713 million, compared to an operating loss of $957 million for the first nine months of 2001. On a diluted per-share basis, the net loss for the first nine months of 2002 of $12.78 compares to a net loss of $14.43 in 2001, excluding accounting changes in both years. Results for both years include unusual items as described in the notes to the financial tables.

     For the first nine months of the year 2002, US Airways, Inc. carried 36.8 million passengers, a decline of 18.2 percent from the first nine months of 2001. Revenue passenger miles for the period declined 15.6 percent while available seat miles declined 17.3 percent, resulting in a passenger load factor of 71.8 percent, a year-over-year increase of 1.4 percentage points. The yield of 12.96 cents for the first nine months of 2002 was down 10.8 percent from the same period in 2001, while passenger revenue per available seat mile of
9.31 cents was down 9.0 percent.  Cost per available seat mile of
11.99 cents for the first nine months of the year declined 3.0 percent versus the same period of 2001. The cost of aviation fuel per gallon for the period was 71.64 cents, down 19.3 percent from 2001.

     The company today is filing its first monthly operating report in its Chapter 11 reorganization cases pending in the United States Bankruptcy Court for the Eastern District of Virginia. The report, which covers the period following the filing on Aug. 11, 2002 through Sept. 30, 2002, includes financial information consistent with today's announcement of third quarter results.

     US Airways will not hold a third quarter 2002 conference call or Web cast.

This press release, as well as other statements made by US Airways may contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment, which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to continue as a going concern; the ability of the company to operate pursuant to the terms of the Debtor-In-Possession financing facility; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the company's liquidity or results of operations; the ability of the company to fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and associates; and the ability of the company to attract and retain customers. Other risk factors are listed from time-to-time in the company's SEC reports. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


                              -30-


NUMBER:  4385



                       US Airways Group, Inc.          NEWS RELEASE
                   (Debtor and Debtor-in-Possession)
                 CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Three Months Ended September 30,
                              -----------------------------------
                                 2002          2001      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,458    $    1,708      (14.6)
 Cargo and freight                   35            37       (5.4)
 Other                              259           244        6.1
                              ---------     ---------
   Total Operating Revenues       1,752         1,989      (11.9)

Operating Expenses
 Personnel costs                    748           965      (22.5)
 Aviation fuel                      212           278      (23.7)
 Aircraft rent                      134           148       (9.5)
 Other rent and landing fees        112           112         --
 Aircraft maintenance                92           125      (26.4)
 Other selling expenses              74            89      (16.9)
 Depreciation and amortization       71            91      (22.0)
 Commissions                         23            64      (64.1)
 Asset impairments and other
  special charges                    --           712     (100.0)
 Airline stabilization act grant      3          (331)        NM
 Other                              464           486       (4.5)
                              ---------     ---------
   Total Operating Expenses       1,933         2,739      (29.4)
                              ---------     ---------
   Operating Income (Loss)         (181)         (750)     (75.9)

Other Income (Expense)
 Interest income                      4            14      (71.4)
 Interest expense                   (79)          (75)       5.3
 Interest capitalized                 1             3      (66.7)
 Merger termination fee              --            50     (100.0)
 Reorganization items, net         (108)           --         --
 Other, net                         (10)           (8)      25.0
                              ---------     ---------
   Other Income (Expense), Net     (192)          (16)        NM
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change                 (373)         (766)     (51.3)

   Provision (Credit) for
    Income Taxes                    (38)           --         --
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (335)         (766)     (56.3)

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes                        --            --         --
                              ---------     ---------
Net Income (Loss)(Note 2)    $     (335)   $     (766)     (56.3)
                              =========     =========

Earnings (Loss) per Common Share (Notes 1 and 2)
 Basic
  Before Cumulative Effect
    of Accounting Change     $    (4.92)   $   (11.42)     (56.9)
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (4.92)   $   (11.42)     (56.9)
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $    (4.92)   $   (11.42)     (56.9)
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (4.92)   $   (11.42)     (56.9)
                              =========     =========

Shares Used for Computation (000)
 Basic                           68,121        67,056
 Diluted                         68,121        67,056

NM - Not Meaningful

Note 1. Earnings (Loss) per Common Share amounts may not recalculate due to rounding.

Note 2.  The table below shows reconciliations of reported Net
         Income (Loss) and Earnings (Loss) per Common Share to
         Net Income (Loss) and Earnings (Loss) per Common Share excluding unusual items.

                                              Three Months Ended
                                                  September 30,
                                             --------------------
                                                 2002       2001
                                              --------   --------
Net Income (Loss)                             $  (335)   $  (766)

Unusual Items, Net of Tax
  Aircraft and related impairments                 --        617
  Employee severance including benefits            --         75
  Leasehold improvements and future lease
    commitments                                    --         20
  Airline stabilization act grant                   3       (331)
  Merger termination fees, net                     --        (48)
  Reorganization items, net                       103         --
                                              -------    -------
    Total Unusual Items, Net of Tax               106        333
                                              -------    -------
Net Income (Loss) Excluding Unusual Items     $  (229)   $  (433)
                                              =======    =======

Basic and Diluted Earnings (Loss) per
  Common Share
Earnings (Loss) per Common Share              $ (4.92)   $(11.42)

Unusual Items, Net of Tax
  Aircraft and related impairments                 --       9.21
  Employee severance including benefits            --       1.12
  Leasehold improvements and future lease
    commitments                                    --       0.30
  Airline stabilization act grant                0.04      (4.94)
  Merger termination fees, net                     --      (0.72)
  Reorganization items, net                      1.52         --
                                              -------     ------
    Total Unusual Items, Net of Tax              1.56       4.97
                                              -------     ------
Earnings (Loss) per Common Share
  Excluding Unusual Items                     $ (3.36)   $ (6.45)
                                              =======    =======



                       US Airways Group, Inc.          NEWS RELEASE
                   (Debtor and Debtor-in-Possession)
                 CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                 Nine Months Ended September 30,
                              -----------------------------------
                                 2002          2001      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    4,492    $    5,854      (23.3)
 Cargo and freight                  104           127      (18.1)
 Other                              767           742        3.4
                              ---------     ---------
   Total Operating Revenues       5,363         6,723      (20.2)

Operating Expenses
 Personnel costs                  2,514         2,857      (12.0)
 Aviation fuel                      582           901      (35.4)
 Aircraft rent                      404           431       (6.3)
 Other rent and landing fees        325           350       (7.1)
 Aircraft maintenance               294           406      (27.6)
 Other selling expenses             249           306      (18.6)
 Depreciation and amortization      224           288      (22.2)
 Commissions                        101           231      (56.3)
 Asset impairments and other
  special charges                    (3)          734         NM
 Airline stabilization act grant      3          (331)        NM
 Other                            1,383         1,507       (8.2)
                              ---------     ---------
   Total Operating Expenses       6,076         7,680      (20.9)
                              ---------     ---------
   Operating Income (Loss)         (713)         (957)     (25.5)

Other Income (Expense)
 Interest income                     17            51      (66.7)
 Interest expense                  (246)         (220)      11.8
 Interest capitalized                 6            14      (57.1)
 Merger termination fee              --            50     (100.0)
 Reorganization items, net         (120)           --         --
 Other, net                         (11)           (2)        NM
                              ---------     ---------
   Other Income (Expense), Net     (354)         (107)        NM
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change               (1,067)       (1,064)       0.3

   Provision (Credit) for
    Income Taxes                   (198)          (97)        NM
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (869)         (967)     (10.1)

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes                        17             7         NM
                              ---------     ---------
Net Income (Loss)(Note 2)    $     (852)   $     (960)     (11.3)
                              =========     =========

Earnings (Loss) per Common Share (Notes 1 and 2)
 Basic
  Before Cumulative Effect
    of Accounting Change     $   (12.78)   $   (14.43)     (11.4)
  Cumulative Effect of
    Accounting Change        $     0.25    $     0.11         NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (12.53)   $   (14.32)     (12.5)
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $   (12.78)   $   (14.43)     (11.4)
  Cumulative Effect of
    Accounting Change        $     0.25    $     0.11         NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $   (12.53)   $   (14.32)     (12.5)
                              =========     =========

Shares Used for Computation (000)
 Basic                           68,024        67,058
 Diluted                         68,024        67,058

NM - Not Meaningful

Note 1. Earnings (Loss) per Common Share amounts may not recalculate due to rounding.

Note 2.  The table below shows reconciliations of reported Net
         Income (Loss) and Earnings (Loss) per Common Share to
         Net Income (Loss) and Earnings (Loss) per Common Share excluding unusual items.

                                               Nine Months Ended
                                                 September 30,
                                             --------------------
                                                2002        2001
                                              --------    -------
Net Income (Loss)                             $  (852)    $ (960)

Unusual Items, Net of Tax
  Aircraft and related impairments                 --        631
  Employee severance including benefits            (3)        75
  Leasehold improvements and future lease
    commitments                                    --         20
  Airline stabilization act grant                   3       (331)
  Merger termination fees, net                     --        (48)
  Reorganization items, net                       114         --
  Cumulative effect of accounting change          (17)        (7)
                                              -------    -------
    Total Unusual Items, Net of Tax                97        340
                                              -------    -------
Net Income (Loss) Excluding Unusual Items     $  (755)   $  (620)
                                              =======    =======

Basic and Diluted Earnings (Loss) per
  Common Share
Earnings (Loss) per Common Share              $(12.53)   $(14.32)

Unusual Items, Net of Tax
  Aircraft and related impairments                 --       9.41
  Employee severance including benefits         (0.05)      1.12
  Leasehold improvements and future lease
    commitments                                    --       0.30
  Airline stabilization act grant                0.04      (4.94)
  Merger termination fees, net                     --      (0.72)
  Reorganization items, net                      1.70         --
  Cumulative effect of accounting change        (0.25)     (0.11)
                                               ------    -------
    Total Unusual Items, Net of Tax              1.44       5.06
                                               ------    -------
Earnings (Loss) per Common Share
  Excluding Unusual Items                     $(11.09)   $ (9.26)
                                               ======    =======


                        US Airways, Inc.              NEWS RELEASE
               (Debtor and Debtor-in-Possession)
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Three Months Ended September 30,
                              -----------------------------------
                                                            %
                                 2002          2001       Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,310    $    1,569      (16.5)
 US Airways Express
  transportation revenues           269           235       14.5
 Cargo and freight                   34            36       (5.6)
 Other                              122           140      (12.9)
                              ---------     ---------
  Total Operating Revenues        1,735         1,980      (12.4)

Operating Expenses
 Personnel costs                    681           905      (24.8)
 Aviation fuel                      197           263      (25.1)
 Aircraft rent                      120           132       (9.1)
 Other rent and landing fees        104           107       (2.8)
 Aircraft maintenance                65           102      (36.3)
 Other selling expenses              66            80      (17.5)
 Depreciation and amortization       66            86      (23.3)
 Commissions                         22            60      (63.3)
 Asset impairments and other
  special charges                    --           712     (100.0)
 Airline stabilization act grant      3          (319)        NM
 US Airways Express capacity
  purchases                         278           239       16.3
 Other                              315           354      (11.0)
                              ---------     ---------
  Total Operating Expenses        1,917         2,721      (29.5)
                              ---------     ---------
  Operating Income (Loss)          (182)         (741)     (75.4)

Other Income (Expense)
 Interest income                      7            17      (58.8)
 Interest expense                   (79)          (75)       5.3
 Interest capitalized                --             1     (100.0)
 Merger termination fee              --            50     (100.0)
 Reorganization items, net         (108)           --         --
 Other, net                         (11)           (8)      37.5
                              ---------     ---------
  Other Income (Expense), Net      (191)          (15)        NM
                              ---------     ---------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (373)         (756)     (50.7)

  Provision (Credit) for
   Income Taxes                     (15)           --         --
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (358)         (756)     (52.6)

Cumulative Effect of
 Accounting Change, Net of
 Applicable Income Taxes             --            --         --
                              ---------     ---------
Net Income (Loss)            $     (358)   $     (756)     (52.6)
                              =========     =========

NM - Not meaningful


                        US Airways, Inc.              NEWS RELEASE
               (Debtor and Debtor-in-Possession)
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Nine Months Ended September 30,
                              ----------------------------------
                                                           %
                                 2002          2001      Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    4,055    $    5,384      (24.7)
 US Airways Express
  transportation revenues           790           753        4.9
 Cargo and freight                  103           125      (17.6)
 Other                              372           437      (14.9)
                              ---------     ---------
  Total Operating Revenues        5,320         6,699      (20.6)

Operating Expenses
 Personnel costs                  2,317         2,683      (13.6)
 Aviation fuel                      539           852      (36.7)
 Aircraft rent                      361           385       (6.2)
 Other rent and landing fees        301           334       (9.9)
 Aircraft maintenance               212           333      (36.3)
 Other selling expenses             224           280      (20.0)
 Depreciation and amortization      209           273      (23.4)
 Commissions                         95           215      (55.8)
 Asset impairments and other
  special charges                    (3)          734         NM
 Airline stabilization act grant      3          (319)        NM
 US Airways Express capacity
  purchases                         813           701       16.0
 Other                              964         1,155      (16.5)
                              ---------     ---------
  Total Operating Expenses        6,035         7,626      (20.9)
                              ---------     ---------
  Operating Income (Loss)          (715)         (927)     (22.9)

Other Income (Expense)
 Interest income                     25            60      (58.3)
 Interest expense                  (246)         (220)      11.8
 Interest capitalized                 3             8      (62.5)
 Merger termination fee              --            50     (100.0)
 Reorganization items, net         (120)           --         --
 Other, net                         (13)           (3)        NM
                              ---------     ---------
  Other Income (Expense), Net      (351)         (105)        NM
                              ---------     ---------

Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change            (1,066)       (1,032)       3.3

  Provision (Credit) for
   Income Taxes                    (185)          (90)        NM
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (881)         (942)      (6.5)

Cumulative Effect of
 Accounting Change, Net of
 Applicable Taxes                    --             7     (100.0)
                              ---------     ---------
Net Income (Loss)            $     (881)   $     (935)      (5.8)
                              =========     =========

NM - Not meaningful



                         US Airways, Inc.              NEWS RELEASE
                (Debtor and Debtor-in-Possession)
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)


                               Three Months Ended September 30,
                               --------------------------------
                                                           %
                                    2002       2001     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    11,994     14,188   (15.5)
Total revenue passenger miles
 (millions)                        10,735     12,191   (11.9)
Revenue passenger miles
 (millions)*                       10,732     12,186   (11.9)
Total available seat miles
 (millions)                        14,960     17,156   (12.8)
Available seat miles(millions)*    14,956     17,149   (12.8)
Passenger load factor*               71.8%      71.1%    0.7  pts.
Break-even load factor (Note 2)      84.1%      88.0%   (3.9) pts.
Yield*                              12.21c     12.87c   (5.1)
Passenger revenue per available
 seat mile*                          8.76c      9.15c   (4.3)
Revenue per available seat mile
 (Note 2)                            9.80c     10.17c   (3.6)
Cost per available seat mile
 (Note 2)                           10.95c     12.18c  (10.1)
Average passenger journey (miles)*    895        859     4.2
Average stage length (miles)*         709        686     3.4
Revenue aircraft miles (millions)*     97        118   (17.8)
Cost of aviation fuel per gallon    77.18c     84.40c   (8.6)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             71.90c     78.16c   (8.0)
Gallons of aviation fuel consumed
 (millions)                           255        312   (18.3)
Scheduled mileage completion factor* 99.3%      91.8%    7.5 pts.
Number of aircraft in operating
 fleet at period-end                  294        407   (27.8)
Full-time equivalent employees at
 period-end                        33,302     42,723   (22.1)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" only.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics also exclude asset impairments and other special charges, airline stabilization act grant, merger termination fees and reorganization items,net.


                         US Airways, Inc.              NEWS RELEASE
                (Debtor and Debtor-in-Possession)
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                Nine Months Ended September 30,
                                -------------------------------
                                                           %
                                    2002       2001     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    36,801     44,963   (18.2)
Total revenue passenger miles
 (millions)                        31,285     37,084   (15.6)
Revenue passenger miles
 (millions)*                       31,279     37,060   (15.6)
Total available seat miles
 (millions)                        43,548     52,676   (17.3)
Available seat miles(millions)*    43,540     52,648   (17.3)
Passenger load factor*               71.8%      70.4%    1.4 pts.
Break-even load factor (Note 2)      86.5%      79.2%    7.3 pts.
Yield*                              12.96c     14.53c  (10.8)
Passenger revenue per available
 seat mile*                          9.31c     10.23c   (9.0)
Revenue per available seat mile
 (Note 2)                           10.40c     11.29c   (7.9)
Cost per available seat mile
 (Note 2)                           11.99c     12.36c   (3.0)
Average passenger journey (miles)*    850        824     3.2
Average stage length (miles)*         681        669     1.8
Revenue aircraft miles (millions)*    286        367   (22.1)
Cost of aviation fuel per gallon    71.64c     88.80c  (19.3)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             66.10c     82.49c  (19.9)
Gallons of aviation fuel consumed
 (millions)                           752        960   (21.7)
Scheduled mileage completion factor* 99.4%      96.0%    3.4 pts.
Number of aircraft in operating
 fleet at period-end                  294        407   (27.8)
Full-time equivalent employees at
 at period-end                     33,302     42,723   (22.1)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" only.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics also exclude asset impairments and other special charges, airline stabilization act grant, merger termination fees and reorganization items, net.



Exhibit 99.2

                  UNITED STATES BANKRUPTCY COURT
                    EASTERN DISTRICT OF VIRGINIA
                        ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell




                MONTHLY OPERATING REPORT FOR THE PERIOD
              AUGUST 12, 2002 THROUGH SEPTEMBER 30, 2002


DEBTORS' ADDRESS:   US Airways Group, Inc., et al.
                    2345 Crystal Dr.
                    Arlington, VA 22227


DEBTORS' ATTORNEYS: John Wm. Butler, Jr.
                    John K. Lyons
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS) 333 W. Wacker Dr., Suite 2100
                    Chicago, IL 60606
                    (312) 407-0700

                    Lawrence E. Rifken (VSB No. 29037)
                    McGUIREWOODS LLP
                    1750 Tysons Boulevard, Suite 1800
                    McLean, VA 22102-4215
                    (703) 712-5000


REPORT PREPARER:    US Airways Group, Inc., et al.


I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.


Dated:  November 1, 2002			DEBTOR-IN-POSSESSION
       -----------------

Name/Title: Anita P. Beier/Controller       By: /s/ Anita P. Beier
Address:    2345 Crystal Dr.                    ------------------
            Arlington, VA 22227
Phone:      703-872-7000

                   UNITED STATES BANKRUPTCY COURT
                    EASTERN DISTRICT OF VIRGINIA
                        ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al                  Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



                         TABLE OF CONTENTS


I.   Monthly Operating Report Cover Page

II.  US Airways Group, Inc. Unaudited Consolidated Financial
     Statements

     A.  Condensed Consolidated Statement of Operations
     B. Condensed Consolidated Balance Sheet (Form 10-Q to be filed on 11/14/02)
     C. Condensed Consolidated Statement of Cash Flows (Form 10-Q to be filed on 11/14/02)

III. Additional Schedules

     A.  Accounts Receivable Schedule, Accounts Payables Schedule, and
         Cash Balance
     B.  Description of Tax Trusts
     C.  Insurance Policies
     D.  Payments to Professionals
     E.  Banking Accounts and Financial Institution Relationships
     F.  Certifications

IV.  Questionnaire

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                      ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



1.
Accounting Basis:	Cash      Accrual   X
                        ------       -------


2.
Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000


3.
Number of Employees:     39,388.5
                         --------
Represents total full time equivalents as of September 30, 2002.


4.
Have there been any changes in the nature of your business since the last reporting period?

Yes      No   X   Explain:
   -----    ------


5.
Are all Business Licenses current?

 Yes  X  No      Not applicable
    -----  ------              ------


6.
Total Accounts Receivable:

See Exhibit III-A


7.
Post-Petition Accounts Payable:

See Exhibit III-A


8.
Taxes: Are all taxes being paid to the proper taxing authorities when due?

Yes  X  No
   -----  ------
See Exhibits III-B and III-F

9.
Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes?

Yes      No  X  Explain:
   ------  -----
See Exhibits III-B and III-F


10.
Are all books and records of the debtors being maintained monthly and are all current:

Yes  X  No      Explain:
   -----  ------


11.
Insurance Policies:

See Exhibits III-C and III-F

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                    ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell




12.
Actions of Debtors: During the reporting period, did the debtors:

A. Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes      No  X  If yes, explain:
  ------   -----

B. Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes  X  No      If no, explain:
   -----  ------


13.
Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?

Yes  X  No      If yes, explain:
   -----  ------


Certain aircraft have been abandoned, in accordance with the Debtors' Aircraft and Engine Lease Rejection Order, during this reporting period.

14.
Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period):

See Schedule III-D


15.
QUARTERLY U.S. TRUSTEE FEES paid during the reporting period:
$  0.00

                                                 EXHIBIT II-A
                  UNITED STATES BANKRUPTCY COURT
                    EASTERN DISTRICT OF VIRGINIA
                        ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



                      STATEMENT OF OPERATIONS






                          (in $000s)
OPERATING REVENUES
  Passenger transportation              $  751,850
  Cargo and freight                         18,419
  Other                                    139,713
                                         ---------
    Total Operating Revenues               909,982

OPERATING EXPENSES
  Personnel costs                          416,881
  Aviation fuel                            117,571
  Aircraft rent                             72,447
  Other rent and landing fees               62,710
  Aircraft maintenance                      47,671
  Other selling expenses                    37,726
  Depreciation and amortization             38,574
  Airline stabilization act grant            2,626
  Commissions                               14,812
  Other                                    237,667
                                         ---------
    Total Operating Expenses             1,048,685
                                         ---------
    OPERATING INCOME (LOSS)               (138,703)

OTHER INCOME (EXPENSE)
  Interest income                            1,966
  Interest expense                         (39,664)
  Interest capitalized                         527
  Reorganization items, net                (95,193)
  Other, net                                (3,714)
                                         ---------
    Other Income (Expense), Net           (136,078)
                                         ---------
INCOME (LOSS) BEFORE INCOME TAXES         (274,781)
  Provision (Credit) for Income Taxes      (16,301)
                                         ---------
NET INCOME (LOSS)                       $ (258,480)
                                         =========

                                                      EXHIBIT II-B
                  UNITED STATES BANKRUPTCY COURT
                    EASTERN DISTRICT OF VIRGINIA
                        ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



                           BALANCE SHEET
                           -------------


The US Airways Group, Inc. balance sheet will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended September 30, 2002.

                                                          EXHIBIT II-C
                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



                STATEMENT OF CASH FLOWS
                -----------------------



The US Airways Group, Inc. statement of cash flows will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended September 30, 2002.

                                                         EXHIBIT III-A
                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



CONSOLIDATED ACCOUNTS RECEIVABLE AGING
         DAYS PAST DUE                       9/30/02

     1.  0-30 Days                        $215,558,661
     2.  31-60 Days                         33,212,588
     3.  61-90 Days                          8,641,651
     4.  91+ Days                           15,917,373
     5.  Other (1)                          33,857,764
     6.  Total Accounts Receivable         307,188,037
     7.  Amount Considered Uncollectible   (16,619,443)

     8.  ACCOUNTS RECEIVABLE, NET (2)     $290,568,594



Notes:
(1) Other Accounts Receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.
(2)  Does not include intercompany accounts receivable.


CONSOLIDATED POST-PETITION ACCOUNTS PAYABLE AGING
         DAYS PAST DUE                      9/30/02
     1.  Current                          $21,114,916
     2.  1-7 Days                          12,313,126
     3.  8-30 Days                          4,891,974
     4.  31-60 Days (1)                      (193,892)
     5.  61-90 Days                                --
     6.  91+ Days                                  --

     7.  TOTAL ACCOUNTS PAYABLE           $38,126,124


Notes:
(1) A debit exists for the period 31-60 days due to outstanding credits identified by US Airways Group, Inc. that have not been applied to specific invoices or collected.
(2) The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems, and in the event that a liability is estimated for financial reporting purposes, but no invoice was received as of September 30, 2002, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

CONSOLIDATED CASH BALANCE

     Total Consolidated Cash Balance		$897,386,000

                                                          EXHIBIT III-B
                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



TAX TRUSTS
------------
The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1
--------------
This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. Since the date of funding, all payments associated with the following components have been paid through the trust and daily funding has occurred based on the estimated daily obligation.

The components of Trust 1
-Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
-Federal unemployment taxes;
-Federal air transportation excise taxes;
-Federal security charges;
-Federal Animal and Plan Health Inspection Service of the U.S.
Department of Agriculture ("APHIS");
-Federal Immigration and Naturalization Service (INS) fees;
-Federal customs taxes; and
-Federal jet fuel taxes

Trust Fund 2
--------------
This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. Since that date of funding, there has been no activity in Trust Fund 2.

The components of Trust 2
-State and local income tax withholding;
-Employment taxes and related charges;
-State unemployment and supplemental unemployment;
-Disability taxes; and
-Workers' compensation charges

Trust Fund 3
--------------
This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. Since the date of funding, there has been no activity in Trust Fund 3.

The components of Trust 3
-Passenger facility charges ("PFC")

                                                         EXHIBIT III-C

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



INSURANCE POLICIES
---------------------


US Airways Group, Inc.

COVERAGE                  COMPANY             POLICY NO.    TERM

Property Insurance        ACE American        GPAD3567879-7   12/1/01-
                           Insurance Co.                      12/1/02
Airline Hull & Liability  AIG Aviation         HL0532564-07   10/1/01-
                                                              10/1/02
Airline Hull & Liability  Airways Assurance      1003-01      10/1/01-
                           Limited AAL                        10/1/02
Hull War Risk             Airways Assurance      1004-01      12/1/01-
                           Limited AAL                        12/1/02
Hull War Risk             Airways Assurance      1005-01      12/1/01-
                           Limited AAL                        12/1/02
Property Insurance        Airways Assurance      1002-01      12/1/01-
                           Limited AAL                        12/1/02
Property Insurance        Airways Assurance      1008-01      12/1/01-
                           Limited AAL                        12/1/02
Property Insurance        Airways Assurance      1007-01      12/1/01-
                           Limited AAL                        12/1/02
Property Insurance        Airways Assurance      1006-01      12/1/01-
                           Limited AAL                        12/1/02
Property Insurance        Airways Assurance      1001-01      12/1/01-
                           Limited AAL                        12/1/02
Directors &               Allied World Assurance C000199       4/1/02-
 Officers Liability        Company, Ltd.                       4/1/03
 Insurance (D&O)
Directors &               Allied World Assurance C000197       4/1/02-
 Officers Liability        Company, Ltd.                       4/1/03
 Insurance (D&O)
Directors &               Arch Insurance Group 25RRDOX0001000  4/1/02-
 Officers Liability        (on behalf of Rock River            4/1/03
 Insurance (D&O)           Insurance Company)
Airline Hull              Assurance France       01.0634      10/1/01-
 & Liability               Aviation                           10/1/02
Airline Hull              Brockbank Insurance PXLA37000031-01 10/1/01-
 & Liability               Services                           10/1/02
Property Insurance        Caliber One         ZSI001711-01    12/1/01-
                           Indemnity Co.                      12/1/02
Property Insurance        Caliber One         ZSI001712-01    12/1/01-
                           Indemnity Co.                      12/1/02
Crime Insurance           Chubb (on behalf    8103-47-08K MTO  4/1/02-
                           of Federal                          4/1/03
                           Insurance Company)
Directors &               Chubb (on behalf       8180-32-95    4/1/02-
 Officers Liability        of Federal                          4/1/03
 Insurance (D&O)           Insurance Company)
Fiduciary Liability       Chubb (on behalf    8103-47-08K MTO  4/1/02-
 Insurance                 of Federal                          4/1/03
                           Insurance Company)
Kidnap/Ransom and         Chubb (on behalf    8103-47-08K MTO  4/1/02-
 Extortion Coverage        of Federal                          4/1/03
                           Insurance Company)
Property Insurance        CNA Insurance Company  RMP198799325 12/1/01-
                                                              12/1/02
Property Insurance        CNA Insurance Company  RMP198799342 12/1/01-
                                                              12/1/02
Directors &               CNA Insurance Company   132033911    4/1/02-
 Officers Liability        (on behalf of                       4/1/03
 Insurance (D&O)           American Casualty
                           Company of Reading PA)
Property Insurance        Commonwealth Insurance Co. CLP10300 12/1/01-
                                                              12/1/02
Property Insurance        Commonwealth Insurance Co. US 3449  12/1/01-
                                                              12/1/02
Property Insurance        Commonwealth Insurance Co. US 3450  12/1/01-
                                                              12/1/02
Property Insurance        Crum and Forster        2450020203  12/1/01-
                           Insurance Co.                      12/1/02


                          Page 30 of 19


                                                          EXHIBIT III-C

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



COVERAGE             COMPANY                  POLICY NO.     TERM
Property Insurance   Employers Insurance    MQCZ91506461031   12/1/01-
                      Company of  Wausau                      12/1/02
Property Insurance   Essex Insurance Company   MSP7485        12/1/01-
                                                              12/1/02
Directors & Officers Executive Liability     ELU 83149-02      4/1/02-
 Liability Insurance  Underwriters (on behalf                  4/1/03
 (D&O)                of Greenwich Insurance
                      Co.)
Property insurance   Firemans Fund           MXI97902887      12/1/01-
                      Insurance Co.                           12/1/02
Airline Hull &       Global Aerospace        SP 6537AL        10/1/01-
 Liability            Underwriting Managers                   10/1/02
Airline Hull &       Global Aerospace        SP 6536AH        10/1/01-
 Liability            Underwriting Managers                   10/1/02
Property insurance   Great Lakes Insurance  01UKXP0000089     10/1/01-
                                                -00           10/1/02
Property insurance   Great Lakes Insurance  01UKXP000009      10/1/01-
                                                 -00          10/1/02
Directors & Officers Hartford Financial     NDA1253998-02      4/1/02-
 Liability Insurance  Products (on behalf of                   4/1/03
 (D&O)                Twin City Fire
                      Insurance Company)
Fiduciary Liability  Hartford Financial     NIA1496849-02      4/1/02-
 Insurance            Products (on behalf of                   4/1/03
                      Twin City Fire
                      Insurance Company)
Airline Hull &       La Reunion Aerienne      2001/7555       10/1/01-
 Liability                                                    10/1/02
Property insurance   Lexington Insurance      KB0102500       12/1/01-
                      Company                                 12/1/02
Magazine Publisher   Media/Professional       LS 019668       6/18/02-
 Coverage             Insurance (on behalf of                 6/18/03
                      National Casualty
                      Company)
Media Special Perils Media/Professional      LS 015040 B      6/18/02-
 (Media Liability)    Insurance (on behalf of                 6/18/03
                      National Casualty
                      Company)
Excess Auto Liability National Union Fire      8763207         9/4/02-
                       Insurance Company of                    9/4/03
                       Pittsburgh, PA
Property insurance    Royal Indemnity Company  RHD322219      12/1/01-
                                                              12/1/02
Directors & Officers  Starr Excess Liability    6457969        4/1/02-
 Liability Insurance   Insurance International                 4/1/03
 (D&O)                 Limited
Directors & Officers  Swiss Re (SR            MP 28798.2.3     4/1/02-
 Liability Insurance   International Business                  4/1/03
 (D&O)                 Insurance Company Ltd.)
Property insurance    Swiss Reinsurance        KB0102569      12/1/01-
                       International                          12/1/02
Boiler and Machinery  Travelers Property     M5JBMG339K953    12/1/01-
                       Casualty Co.             5-TIL-01      12/1/02
Airline Hull &        Underwriters at Lloyd's   AM0101583     10/1/01-
 Liability             and certain  Insurance                 10/1/02
                       Companies, London,
                       England
Hull War Risk         Underwriters at Lloyd's   AM0105181     12/1/01-
                       and certain  Insurance                 12/1/02
                       Companies, London,
                       England



                           Page 32 of 19

                                                        EXHIBIT III-C

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                      ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



COVERAGE                   COMPANY              POLICY NO.    TERM

Property insurance   Underwriters At Lloyd's    KB0102570     12/1/01-
                           of London                          12/1/02
Cargo Insurance      Firemans Fund Insurance   OC94201200      1/1/02-
                              Co.                              1/1/03
Property insurance   Underwriters At Lloyd's    KB0102571     12/1/01-
                           of London                          12/1/02
Airline Hull &       United States Aviation    SIHL1-222A     10/1/01-
 Liability             Insurance Group                        10/1/02
Airline Hull &       United States Aviation    SIHL1-221A     10/1/01-
 Liability            Insurance Group                         10/1/02
Excess War Liability  United States           P2-LWR-02-US    6/19/02-
                      Department of                          12/15/02
                      Transportation Federal
                      Aviation Administration
Property insurance   Westchester Fire          WXL6652550     12/1/01-
                                                              12/1/02
Directors & Officers Zurich American           DOC7912343      4/1/02-
 Liability Insurance  Insurance Company                        4/1/03
 (D&O)
Fiduciary Liability  Zurich American         FLC7995142 06     4/1/02-
 Insurance            Insurance Company                        4/1/03




US Airways, Inc.

COVERAGE                   COMPANY              POLICY NO.       TERM

Officer Life         Pacific Life Insurance    1A40001750         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40012530         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40007800         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40012760         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    0451548160         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    0451824830         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40001810         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43534480         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40001650         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43535220         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43535230         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40007750         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40001830         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43534500         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40001620         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43535240         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43533940         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43535250         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40007810         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40007820         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43535260         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A40008150         (1)
 Insurance Plan             Company
Officer Life         Pacific Life Insurance    1A43535270         (1)
 Insurance Plan             Company

                                                          EXHIBIT III-C

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



COVERAGE               COMPANY         POLICY NO.     TERM

Officer Life         Pacific Life Insurance    1A40003450         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A43534850         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40003440         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40005690         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40008120         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001590         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001760         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40005710         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40003460         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451548320         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451824760         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001720         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451774490         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451825270         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001780         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451820350         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451820360         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001600         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40007430         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451548510         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451824960         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001700         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001690         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A43534490         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    0451966120         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40001770         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40007860         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40007740         (1)
 Insurance Plan              Company
Officer Life         Pacific Life Insurance    1A40007670         (1)
 Insurance Plan              Company
Commercial General    American Protection     3PQ-002526-00     4/1/99-
 Liability (OCIP)      Insurance Company                      12/31/02
Workers' Compensation American Protection     3PQ-002527-00     4/1/99-
      (OCIP)           Insurance Company                      12/31/02
Workers' Compensation American Protection     5BR08512200       9/1/02-
       - WI            Insurance Company                        9/1/03
Workers' Compensation American Protection     5BR08512300       9/1/02-
     - AZ, LA          Insurance Company                        9/1/03
Workers' Compensation American Protection     5BG06710101       9/1/02-
   - Puerto Rico       Insurance Company                        9/1/03
Workers' Compensation American Protection     5BR08512100       9/1/02-
   - Other States      Insurance Company                        9/1/03
   Loss Portfolio       Commercial Risk          N/A     Until Depleted
Contractual Liability Reinsurance Company
     Contract               Limited
Inland Marine-Fine       Firemans Fund       MXI979000002       1/1/02-
       Arts              Insurance Co.                          1/1/03

                                                         EXHIBIT III-C

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell


COVERAGE               COMPANY                 POLICY NO.     TERM

Auto Coverage - TX     Lumbermens Mutual       F5D00847801     9/4/02 -
                          Insurance Co.                        9/4/03
Auto Coverage - VA     Lumbermens Mutual       F5D00847901     9/4/02 -
                          Insurance Co                         9/4/03
Auto Coverage - Other  Lumbermens Mutual       F5D00848001     9/4/02 -
     States               Casualty Co.                         9/4/03
Excess Insurance for  National Union Fire       BE3577543     8/15/00 -
Philadelphia Project  Insurance Company of                   12/31/02
                        Pittsburgh, PA
Mexican Statutory       Seguros Comercial       MJ100521      10/1/01 -
 Legal Liability      America, S.A. DE C.V.                   10/1/02
Excess Insurance for   Federal Insurance      79775217 PHL     4/1/99 -
Philadelphia Project        Company                          12/31/02
Excess Insurance for  Starr Excess Liability     5553770       4/1/99 -
Philadelphia Project  Insurance International                12/31/02
                             Limited



Allegheny Airlines, Inc.

COVERAGE               COMPANY                 POLICY NO.     TERM

Workers' Compensation  American Protection     5BR08512400      9/1/02-
                        Insurance Company                       9/1/03
Auto Coverage           Lumbermens Mutual      F5D00848101      9/4/02-
                          Insurance Co                          9/4/03



Piedmont Airlines, Inc.

COVERAGE               COMPANY                 POLICY NO.     TERM

Workers' Compensation American Protection      5BR08512600      9/1/02-
      - LA             Insurance Company                        9/1/03
Workers' Compensation American Protection      5BR08512700      9/1/02-
   - Other States      Insurance Company                        9/1/03
Auto Coverage - VA     Lumbermens Mutual       F5D00848201      9/4/02-
                         Insurance Co                           9/4/03
Auto Coverage - Other  Lumbermens Mutual       F5D00848301      9/4/02-
     States              Insurance Co                           9/4/03

                                                          EXHIBIT III-C

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                     ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell





PSA Airlines, Inc.

COVERAGE               COMPANY                   POLICY NO.     TERM

Workers' Compensation  American Protection     5BR08512800      9/1/02-
      - WI              Insurance Company                       9/1/03
Workers' Compensation  American Protection     5BR08512500      9/1/02-
   - Other States       Insurance Company                       9/1/03
Auto Coverage - TX      Lumbermens Mutual      F5D00848601      9/4/02-
                          Insurance Co                          9/4/03
Auto Coverage - Other   Lumbermens Mutual      F5D00848701      9/4/02-
      States              Insurance Co                          9/4/03

Notes:

(1) Term is minimum of ten years until retirement.

                                                          EXHIBIT III-D

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                      ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



PAYMENTS TO PROFESSIONALS

    NAME                     DATE OF                   TOTAL  TOTAL
                              COURT                    PAID  INCURRED
                           AUTHORIZING  AMOUNT  AMOUNT  TO   AND UNPAID
                             PAYMENT   APPROVED  PAID  DATE     (1)
1.  Skadden, Arps, Slate,
    Meagher & Flom                                           $1,552,847

2.  PricewaterhouseCoopers
    LLP (2)                                                   1,172,801

3.  O'Melveny & Myers LLP                                       489,009

4.  The Seabury Group LLC                                       364,921

5.  KPMG LLP                                                    315,456

6.  Otterbourg, Steindler,
    Houston & Rosen PC                                          256,502

7.  Ernst & Young Corporate
    Finance LLC                                                 159,678

8.  McGuire Woods, LLP                                          150,023

9.  Vorys, Sater, Seymour
    and Pease LLP                                                33,330

                                                             ----------
    TOTAL PAYMENTS                                           $4,494,567
                                                             ==========
Notes:

(1) Represents total of professional fees and out-of-pocket expenses for the period of August 12, 2002 through August 31, 2002. Other Professionals as well as the Professionals listed herein may have incurred additional fees and expenses, which may not have been billed to the debtors for the month of September 2002.

(2) The Business Recovery Services practice of PricewaterhouseCoopers LLP has changed its name to FTI Consulting, Inc. effective August 30, 2002.

                                                          EXHIBIT III-E

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                      ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



FINANCIAL INSTITUTION RELATIONSHIPS

The Debtor maintains relationships with the following financial institutions:

1.   ABN-AMRO (Belgium)
2.   ABN-AMRO (London)
3.   ABN-AMRO (Paris)
4.   ABN-AMRO (Frankfurt)
5.   ABN-AMRO (Milano)
6.   ABN-AMRO (Netherlands)
7.   ABN-AMRO (Madrid)
8.   All First
9.   Amsouth
10.  Antigua Commercial Bank
11.  Antilles Banking - RBTT
12.  Banamex (Formerly CITIBANK)
13.  Banca Di Roma
14.  Banca Nazionale
15.  Banca Serfin Santander
16.  Banco Bilbao Vizcaya Argentaria
17.  Banco de Costa Rica
18.  Banco InterContinental
19.  Banco Popular (St. Thomas, VI)
20.  Banco Popular  (Madrid, Spain)
21.  Bank Hapoalim
22.  Bank of America
23.  Bank of Bermuda
24.  Bank of Butterfield
25.  Bank of Montreal
26.  Bank of New York
27.  Bank of New Zealand
28.  Bank of Saint Lucia
29.  Bank of Weston
30.  Bank One
31.  Banknorth
32.  Banque de la Poste
33.  Bar Harbor Bank & Trust
34.  Barbados National Bank
35.  Barclays Bank PLC
36.  BB&T
37.  BBVA Banco
38.  Camden National Bank
39.  Canandaigua NBT
40.  Cape Cod Bank & Trust
41.  Caribbean Mercantile Bank
42.  CB & T  (Columbus Bank & Trust)
43.  Chevy Chase Bank
44.  Chittenden Bank
45.  CIBC
46.  Citibank (NY,NY)
47.  CITIBANK (Greece)
48.  Citizens Bank
49.  City National Bank of West Virginia
50.  Comerica Bank
51.  Commerzbank
52.  Community First National Bank
53.  Compass Bank
54.  Dresdner Bank-Betreuung
55.  Edgartown National Bank
56.  Farmers First Bank
57.  Fifth Third Bank
58.  First Century Bank
59.  First Citizens Bank
60.  First National Bank of Pennsylvania
61.  First Tennessee Bank
62.  First Union National Bank
63.  First Virginia Bank of Tidewater
64.  Flagship Bank & Trust
65.  FleetBoston
66.  FVB Colonial
67.  HSBC Bank
68.  JP Morgan Chase
69.  Key Bank
70.  M & I (Marshall & Isley Bank)
71.  M & T Bank
72.  Natwest
73.  National City Bank
74.  National Commercial Bank
75.  Nordea (Formerly Nordbanken)
76.  PNC Bank
77.  Provident Bank
78.  Regions Bank
79.  Royal Bank of Canada
80.  Seaway Bank
81.  Societe Generale
82.  South Trust
83.  Southern Community
84.  Sovereign Bank
85.  Sparkasse
86.  State Street Bank & Trust Company
87.  Suntrust Bank
88.  TD Canada Trust London Clarence
89.  Toronto Dominion
90.  United National Bank
91.  US Bank
92.  Virgin Islands Community
93.  Wachovia
94.  Washington Mutual Bank
95.  Webster Bank
96.  Wells Fargo Bank
97.  Whitney
98.  1st Virginia Bank/Atlantic National Bank

                                                          EXHIBIT III-F

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                      ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell




CERTIFICATIONS


Taxes
------
The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance
---------
The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of September 30, 2002.

Insider Payments
-------------------
The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.










Date: November 1, 2002            By:    /s/ Anita P. Beier
      ----------------                   -----------------------------


                                  Name:  Anita P. Beier
                                         -----------------------------


                                  Title: Vice President and Controller
                                         Chief Accounting Officer
                                         -----------------------------

                                                             EXHIBIT IV

                UNITED STATES BANKRUPTCY COURT
                 EASTERN DISTRICT OF VIRGINIA
                      ALEXANDRIA DIVISION


In Re:                                         Chapter 11
US Airways Group, Inc., et al.                 Case Number:  02-83984
Debtors                                        Jointly Administered
                                               Hon. Stephen S. Mitchell



QUESTIONNAIRE                                      YES   NO

1. Are any post-petition receivables (accounts,
notes, or loans) due from related parties?          X

2. Have any payments been made on pre-petition
liabilities this reporting period?                  X

3. Have any post-petition loans been received by
the debtors from any party?                         X

4. Have any pre-petition taxes been paid during
the reporting period?                               X

5. Are any wage payments past due?                       X


If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.


Question 1
-----------
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
-----------
In accordance with and authorized by the First Day Orders, the Debtors have made certain payments on pre-petition liabilities.

Question 3
-----------
In accordance with the DIP Credit Facilities, the Debtors have received post-petition loans.

Question 4
----------
In accordance with and authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.


                        Page 45 of 19